PROSPECTUS/FEBRUARY 2, 2000





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                                 SMITH BREEDEN
                                 -------------
                             M U T U A L  F U N D S





     - Short Duration U.S. Government Fund
     - Intermediate Duration U.S. Government Fund
     - U.S. Equity Market Plus Fund





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                              SUMMARY INFORMATION


This Prospectus describes three no load mutual funds offering you a choice of investments to help fulfill your asset allocation needs:


     o Smith Breeden Short Duration U.S. Government Fund
     o Smith Breeden Intermediate Duration U.S. Government Fund
     o Smith Breeden U.S. Equity Market Plus Fund


Each Fund is a series of the Smith Breeden Series Fund or the Smith Breeden Trust, each an open-end management investment company. The investment adviser for the Funds is Smith Breeden Associates, Inc. (the "Adviser").


                               TABLE OF CONTENTS



SMITH BREEDEN BOND FUNDS ..................................................     1
SMITH BREEDEN EQUITY FUND .................................................     5
SUMMARY OF PRINCIPAL RISKS AND INVESTMENT STRATEGIES ......................     9
CHARACTERISTICS AND RISKS OF THE SECURITIES IN WHICH THE FUNDS MAY INVEST .    11
MANAGEMENT OF THE FUNDS ...................................................    14
PRICING OF FUND SHARES ....................................................    18
HOW TO PURCHASE SHARES ....................................................    18
HOW TO EXCHANGE SHARES ....................................................    21
HOW TO REDEEM SHARES ......................................................    21
DIVIDENDS AND DISTRIBUTIONS ...............................................    24
SHAREHOLDER REPORTS AND INFORMATION .......................................    24
RETIREMENT PLANS ..........................................................    25
SERVICE AND DISTRIBUTION PLANS ............................................    25
TAXES .....................................................................    25
CAPITAL STRUCTURE .........................................................    26
TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN AND INDEPENDENT AUDITORS     26
FUND PERFORMANCE ..........................................................    27
FINANCIAL HIGHLIGHTS ......................................................    28

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                           SMITH BREEDEN BOND FUNDS


Smith Breeden Short Duration U.S. Government Fund
Smith Breeden Intermediate Duration U.S. Government Fund

Investment Objectives
--------------------------------------------------------------------------------
o The Short Duration U.S. Government Fund (the "Short Fund") seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

o The Intermediate Duration U.S. Government Fund (the "Intermediate Fund") seeks to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities.

Principal Investment Strategies
--------------------------------------------------------------------------------
o The Short Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six month U.S. Treasury securities on a constant maturity basis.

o The Intermediate Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Salomon Brothers Mortgage Index and the Lehman Brothers Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury Notes, and typically will range between three and five years.

Duration is a measure of the price sensitivity of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. Each year of duration represents an approximate 1% change in price for a 1% change in interest rates. For example, if a bond fund has an average duration of three years, its price will fall approximately 3% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise approximately 3% when interest rates fall by one percentage point.

Under normal circumstances, each Fund will invest at least 70% of its total assets in U.S. Government Securities, primarily in mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities.

The Short and Intermediate Funds will not purchase a put or call option on U.S. Government Securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Short and Intermediate Funds will engage in OTC option transactions only with primary U.S. Government Securities dealers recognized by the Federal Reserve Bank of New York. The Short and Intermediate Funds will also not sell options which are not covered.

The investment objectives of the Short and Intermediate Funds are fundamental, meaning they may not be changed without a vote of the shareholders of the relevant Fund. In addition, as a matter of fundamental policy the Funds will limit purchases to securities from the following classes of assets:

o Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Mortgage-Backed Securities rated AAA by Standard & Poor's Corporation ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody' s") or unrated but deemed of equivalent quality by the Adviser.

o Securities fully collateralized by assets in either of the above classes.

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o Assets which would qualify as liquidity items under federal regulations
 (which may change from time to time) if held by a commercial bank or savings institution.

o Hedge instruments and stripped Mortgage-Backed Securities, which may only be used for risk management purposes.

Principal Investment Risks
--------------------------------------------------------------------------------
An investor could lose money by investing in these Funds. Other primary risks of investing in the Funds are:

o Basis Risk
o Credit Risk
o Derivatives Risk
o Interest Rate and Maturity Risk
o Leveraging Risk
o Liquidity Risk
o Management Risk
o Market Risk
o Prepayment Risk
o Year 2000 Risk

Please see "Summary of Principal Risks and Investment Strategies" for a discussion of these and other risks of investing in the Funds.

2
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Annual Performance
--------------------------------------------------------------------------------
The bar charts below show how the Funds' performance has varied from year to year by illustrating the Fund's total calendar-year returns. The table following the bar charts compares each Fund's average annual returns for the periods indicated to those of a broad-based securities market index. The charts and table are intended to illustrate some of the risks of investing in the Funds by showing how the Funds' performance can vary from year to year. Past performance does not guarantee future results.

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                          CALENDAR-YEAR TOTAL RETURNS
                                   SHORT FUND

BEST QUARTER: First quarter 1995, +2.40%
WORST QUARTER:  First quarter 1994, +0.06%
MORE RECENT RETURN INFORMATION: (January 1, 1999 - June 30, 1999) 1.68%

             1993      1994      1995      1996      1997      1998
             4.30%     4.14%     6.13%     6.28%     6.32%     4.77%

Short Fund


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                          CALANDAR-YEAR TOTAL RETURNS
                               INTERMEDIATE FUND

BEST QUARTER: First quarter 1995, +5.45%
WORST QUARTER:  First quarter 1994, -2.25%
MORE RECENT RETURN INFORMATION: (January 1, 1999 - June 30, 1999) .01%

             1993      1994      1995      1996      1997      1998
            11.09%    (1.67)%   16.40%     5.05%     9.00%     6.56%

Intermediate Fund


                         AVERAGE ANNUAL TOTAL RETURNS
                     (for periods ended December 31, 1998)

                                                               Fund Inception
Short Fund                            1 Year      5 Years     (March 31, 1992)
---------------------------------   ----------   ---------   -----------------
Short Fund                              4.77%       5.52%           5.46%
---------------------------------       ----        ----            ----
Merrill Lynch 6 Month US T-Bill         5.58%       5.37%           4.97%
---------------------------------       ----        ----            ----

                                                                               Fund Inception
Intermediate Fund                                     1 Year      5 Years     (March 31, 1992)
-------------------------------------------------   ----------   ---------   -----------------
Intermediate Fund                                       6.56%       6.91%           8.26%
-------------------------------------------------       ----        ----            ----
Salomon Smith Barney Mortgage Index ("SBMI")(1)         6.99%       7.23%           7.58%
-------------------------------------------------       ----        ----            ----

(1) The fund changed its investment objective 1/1/94. Prior to 1/1/1994, the Fund's objective was to provide a return in excess of the five year U.S. Treasury Note.

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Your Expenses
--------------------------------------------------------------------------------
The information below describes the fees and expenses you may pay if you buy and hold shares of the Funds and do not reflect any expense reimbursements by the Adviser.


                                                                  Short Fund     Intermediate Fund
Shareholder Fees(1) (fees paid directly from your investment)
Annual Maintenance Fee for accounts less than $2,000               $    16           $    16
Account Closing Fee                                                $     8           $     8
--------------------------------------------------------------     -------           -------
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
  Management Fees(2)(3)                                               0.70%             0.70%
--------------------------------------------------------------     -------           -------
  Other Expenses(3)                                                   0.30%             0.36%
  12b-1 Fee(2)                                                        None              None
--------------------------------------------------------------     -------           -------
  Total Fund Operating Expenses(3)                                    1.00%             1.06%
--------------------------------------------------------------     -------           -------

(1) For accounts of less than $2,000, each Fund assesses an annual account maintenance fee of $16. In addition, a transaction charge of $9 may be imposed on redemptions by wire transfer and an account closing fee of $8 may be imposed.

(2) Pursuant to a distribution and services plan in respect of each Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of each Fund's net assets out of its management fee.

(3) Expenses shown are before giving effect to expense limitations. The Adviser voluntarily reimburses the Funds' expenses so that during the fiscal year ended March 31, 1999 total fund operating expenses were 0.78% for the Short Fund and 0.88% for the Intermediate Fund.

Examples

The examples below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same and that the Adviser does not reimburse the Fund any expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year     3 Years     5 Years     10 Years
                        --------   ---------   ---------   ---------
  Short Fund              $105        $328        $568      $1,258
  Intermediate Fund       $111        $347        $601      $1,329


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                           SMITH BREEDEN EQUITY FUND


Smith Breeden U.S. Equity Market Plus Fund

Investment Objectives
--------------------------------------------------------------------------------
o The U.S. Equity Market Plus Fund seeks to provide a total return exceeding the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") without additional equity market risk.

Principal Investment Strategies
--------------------------------------------------------------------------------
The Fund does not invest principally in the common stocks that make up the S&P 500 Index or any other index. Instead, the Fund invests primarily in an actively managed short duration fixed income portfolio and maintains positions in S&P 500 futures, options and similar instruments. The equity index futures and options positions are designed to produce an exposure to the S&P 500 Index similar to that which would be achieved if all the Fund's assets were invested directly in the stocks comprising the S&P 500 Index. The Fund's investment strategy is designed to produce a total return with a low tracking error relative to the S&P 500 Index.

The Fund's fixed income securities will consist primarily of U.S. Government Securities, including U.S. Agency mortgage-backed securities, but may also include corporate debt securities, and mortgage-backed and other asset-backed securities of non-governmental issuers. The Fund will employ hedging techniques, with instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of its fixed-income portfolio. The Fund will manage its fixed income portfolio effective duration to a target of one year or less. The Fund may also engage in loans of portfolio securities and dollar rolls to enhance income and total return.

The Fund has also applied for an exemptive order with the Securities and Exchange Commission which would permit the Fund to invest in the Short Fund for purposes of pursuing its short duration fixed income strategy. There is no assurance that such an order will be granted.

The Fund's equity market positions are designed to produce a return similar to that which would be achieved if all the Fund's assets were invested directly in the stocks comprising the S&P 500 Index in proportion to their respective weightings in the S&P 500 Index. The Fund's exposure to the S&P 500 Index will be maintained primarily with futures, options, and swaps. When futures contracts are purchased, only a small percentage of the notional value of the contract must be posted as margin. No margin is generally required when entering into a swap or option contract. The Fund therefore commits only a small percentage of its net assets to purchasing the instruments that it uses to obtain its equity market exposure. With the remainder of its assets, the Fund will invest in an actively managed short duration fixed income portfolio.

The Fund's success in achieving its performance objective depends largely on whether the total return on the Fund's fixed-income portfolio equals or exceeds a short term interest rate plus the Fund's total operating expenses. The operating expenses of the Fund include the transaction and financing costs of entering into the futures, options and swap contracts used for interest rate risk management and for S&P 500 Index replication. Other factors which will impact the success of the Fund's strategies relate to how well the returns of the equity index futures, swaps and options track the S&P 500 Index.

Principal Investment Risks
--------------------------------------------------------------------------------
An investor could lose money by investing in this Fund. The Fund should be invested in by individuals seeking the return of the stock market, specifically that of the S&P 500 Index. Although the Fund invests in bonds, it is not a "bond" fund and should not be invested in by someone seeking a fixed income return. The movements in the S&P 500 Index can be very volatile from day-to-day and a person who invests in the Equity Market Plus Fund should be aware that significant losses can be sustained in one day, as well as over time.

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The U.S. Equity Market Plus Fund's use of derivative instruments such as futures, swaps and options to track the market index raises additional risks. The Fund's opportunity for gain or loss may be greater than if the Fund invested directly in the stocks represented by the market index because the notional value of the financial instruments utilized may not match exactly the Fund's net assets. For example, the total net notional amount of the Fund's equity swap contracts, S&P 500 Index futures contracts, plus the market value of any common stocks owned may be more or less than the Fund's total net assets. (Under normal market conditions, the Fund expects that such variations in its exposure to the index will be up to 5% more or less than the Fund's net assets.)

Other primary risks of investing in the Fund are:

o Basis Risk
o Credit Risk
o Derivatives Risk
o Interest Rate and Maturity Risk
o Leveraging Risk
o Liquidity Risk
o Management Risk
o Market Risk
o Prepayment Risk
o Year 2000 Risk

Please see "Summary of Principal Risks and Investment Strategies" for a discussion of these and other risks of investing in the Funds.

6
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Annual Performance
--------------------------------------------------------------------------------
The bar chart below shows how the U.S. Equity Market Plus Fund's performance has varied from year to year by illustrating the Fund's total calendar-year returns. The table following the bar chart compares the Fund's average annual returns for the periods indicated to those of a broad-based securities market index. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing how the Fund's performance can vary from year to year. Past performance does not guarantee future results.


            [BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

CALENDAR-YEAR TOTAL RETURNS
U.S. EQUITY MARKET PLUS FUND

BEST QUARTER: Fourth quarter 1998, 21.07%
WORST QUARTER:  Third quarter 1998, 10.82%
MORE RECENT RETURN INFORMATION: (January 1, 1999 - June 30, 1999) 12.09%


          1993      1994      1995      1996      1997      1998
          13.22%    1.84%     36.76%    24.36%    32.29%    26.43%


                         AVERAGE ANNUAL TOTAL RETURNS
                     (for periods ended December 31, 1998)

                                                              Fund Inception
                                    1 Year       5 Years      (June 30, 1992)
                                 -----------   -----------   ----------------
U.S. Equity Market Plus Fund         26.43%        23.71%          21.89%
------------------------------       -----         -----           -----
S&P 500 Index*                       28.58%        24.03%          21.24%
------------------------------       -----         -----           -----

* The S&P 500 Index is a widely recognized, unmanaged index of common stocks of the 500 largest capitalized U.S. companies. The index does not incur expenses and cannot be purchased directly by investors.


Your Expenses
--------------------------------------------------------------------------------
The information below describes the fees and expenses you may pay if you buy and hold shares of the Fund.

                                                          U.S. Equity
                                                          Market Plus
Shareholder Fees(1) (fees paid directly from
 your investment)
Annual Maintenance Fee for accounts less than $2,000       $    16
Account Closing Fee                                        $     8
------------------------------------------------------     -------
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)                 0.70%
  Management Fees(2)(3)
------------------------------------------------------
  Other Expenses(3)                                           0.34%
  12b-1 Fee(2)                                               None
------------------------------------------------------     -------
  Total Fund Operating Expenses(3)                            1.04%
------------------------------------------------------     -------

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(1) For accounts of less than $2,000, the Fund assesses an annual account maintenance fee of $16. In addition, a transaction charge of $9 may be imposed on redemptions by wire transfer and an account closing fee of $8 may be imposed.

(2) Pursuant to a distribution and services plan in respect of each Fund, the Adviser may pay annual distribution and servicing fees of up to 0.25% of the Fund's net assets out of its management fee.

(3) Expenses shown are before giving effect to expense limitations. The Adviser voluntarily reimburses the Fund's expenses so that during the fiscal year ended March 31, 1999 total fund operating expenses were 0.88%.

Examples

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same and that the Adviser does not reimburse any expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year     3 Years     5 Years     10 Years
                              --------   ---------   ---------   ---------
  U.S. Equity Market Plus       $109        $341        $590      $1,305

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             SUMMARY OF PRINCIPAL RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The value of your investment in a Fund changes with the values of that Fund's holdings. Many factors can affect those values. The "principal risks" identified in the fund descriptions part of this Prospectus represent the factors that are most likely to have a material effect on each Fund's portfolio as a whole. Each Fund may be subject to additional principal risks and other risks in addition to the risks described here. The risks of a Fund may change over time because the types of investments made by a Fund can change over time. The following subsection on "Characteristics and Risks of the Securities in Which the Funds May Invest" and the Statements of Additional Information include more important information about the Funds, their investment strategies and the related risks.

Basis Risk. Basis risk is the risk that changes in the value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged. Basis risk may occur in many ways. For example, a hedge transaction may rise in value by $100 in response to higher interest rates. At the same time, the security being hedged could decline in value by $102 in response to the same market factor -- higher interest rates -- and other factors unique to those assets including credit risks that might be reflected in the assets' value. The hedge would therefore not fully cover the loss in value of the security caused by higher rates since a $2 differential would exist between the gain in value on the hedge and the assets' loss in value. The $2 differential reflects basis risk. Basis risk can manifest itself in other ways; for example when a small change in interest rates occurs. In that context, both the hedge transaction and the hedged assets could decline in value, although by different amounts, following an interest rate change. This means that a Fund may not achieve, and may at times exceed, its targeted duration or the return of the market it tracks.

Credit Risk. An issuer of securities may be unable to pay principal and interest when due, or the value of the security may suffer because investors believe the issuer is less able to pay. Lower rated securities, while usually offering higher yields, generally have more risk and volatility because of reduced creditworthiness and greater chance of default.

While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs (discussed in the next section) are backed by the full faith and credit of the U.S. Government, other fixed-income securities in which the Funds may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations. The Short and Intermediate Funds will seek to minimize credit risk by investing in securities of the highest credit quality, while the U.S. Equity Market Plus Fund will seek to minimize credit risk by investing in securities of at least investment grade, except that its investment in mortgage-backed securities will be rated at least A. Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating agency from another rating agency.

Derivatives Risk. The Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. Using derivatives, a Fund can increase or decrease its exposure to changing security prices and indices, interest rates or other factors that affect security value, or to employ temporary substitutes for anticipated future transactions. Techniques involving derivatives include buying or selling financial futures contracts, purchasing call or put options, or selling covered call options on such futures or entering into swap agreements. Any or all of these techniques may be used at one time. Use of any particular transaction is a function of market conditions. There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position. The use of derivatives involves costs and may result in losses. For example, the losses from investing in futures transactions are potentially unlimited.

The use of options and futures strategies involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. In addition to other risks such as the credit risk of the counterparty, market risk, liquidity risk, and basis risk, derivatives involve the

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risk of mispricing or improper valuation. In addition, the Funds' use of derivatives may also have the effect of accelerating a Fund's recognition of gain.

At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Adviser. If the actual price movements of the securities and futures are inconsistent with the Adviser's estimates of their durations, the hedge may not be effective.

A Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its fixed income securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

In accordance with regulations established by the Commodity Futures Trading Commission, each Funds' aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts. In addition to margin deposits, when the Fund purchases a futures contract, it is required to maintain at all times liquid securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. The Funds' ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements. See "Taxes" in the relevant Statement of Additional Information.

Interest Rate and Maturity Risk. The market prices of a Fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity or duration of a fixed-income security, the more sensitive it is to changes in interest rates. The Short Fund seeks to match the duration of a portfolio that invests exclusively in six month U.S. Treasury securities on a constant maturity basis, and the Intermediate Fund seeks to match the duration of a portfolio that invests in mortgage-backed securities as weighted in the major market indices (typically ranging from three to five years). The Equity Market Plus Fund seeks a duration of one year or less. However, each Fund expects that, under normal circumstances, the dollar-weighted average life (or period until the next reset date) of its portfolio securities will be significantly longer than its duration objective.

Leveraging Risk. When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio holdings. Each Fund may take on leveraging risk by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, and securities having small market capitalization, substantial market and/or credit risk tend to involve greater liquidity risk.

A Fund may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business. The SEC staff takes the position that this includes non-terminable repurchase agreements having maturities of more than seven days.

The determination of whether certain IO/PO Strips issued by the U.S. Government and backed by fixed-rate mortgages or any other securities in which a Fund desires to invest are liquid shall be made by the Adviser


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under guidelines established by the Trustees in accordance with applicable pronouncements of the SEC. At present, all other IO/PO Strips, other residual interests of CMOs and OTC options are treated as illiquid securities. The SEC staff also currently takes the position that the interest rate swaps, caps and floors discussed in the Statements of Additional Information, as well as equity swap contracts and reverse equity swap contracts, are illiquid.

Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

Market Risk. The market price of securities held by a Fund may fall, sometimes rapidly or unpredictably, due to changing economic, political or market conditions, or due to the financial condition of the issuer. The value of a security may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Prepayment risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on a security purchased to be less than expected. Mortgage-backed securities, which represent an interest in a pool of mortgages, present this risk, as do many asset-backed securities. In general, when market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected, forcing a Fund to reinvest the proceeds at current yields, which are lower than those paid by the security that was paid off. When market interest rates increase, the market values of mortgage-backed securities declines. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities on these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities. Asset-backed securities can present similar risks.

Year 2000 Risk. Like other mutual funds (and most organizations around the world), the Funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the Funds, the Adviser and the Distributor or could impact the issuers of the securities in which the Funds invest.

While no one knows if these problems will have any impact on the Funds or on financial markets in general, the Adviser is taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.

   CHARACTERISTICS AND RISKS OF THE SECURITIES IN WHICH THE FUNDS MAY INVEST

Subject to the percentage limitations on investment to which each Fund is subject based on their investment objective, and unless stated otherwise, each of the Funds may invest in the following types of securities. The Statements of Additional Information also include information on these and other securities and financial instruments in which the Funds may invest.

U.S. Government Securities. The U.S. Government Securities in which the Funds may invest include U.S. Treasury Bills, Notes, Bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities including, but not limited to, the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). (Other U.S. Government agencies or instrumentalities include Federal Home Loan Banks, Bank for Cooperatives, Farm Credit Banks, Tennessee Valley Authority, Federal Financing Bank, Small Business Administration, and Federal Agricultural Mortgage Corporation.) Mortgage-backed securities are explained more fully below.

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Mortgage-Backed and Other Asset-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities," as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, including residuals, stripped mortgage-backed securities and other instruments. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables. These securities are described in detail below and in the Statement of Additional Information.

There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Not all securities issued by the U.S. Government or its agencies are backed by the full faith and credit of the United States; some may be backed only by the assets of the particular instrumentality or the ability of the agency to borrow.

The Short and Intermediate Funds may only invest in mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated AAA by S&P or Aaa by Moody's, or, if unrated, determined by the Adviser to be of comparable quality. The Short and Intermediate Funds will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody's. In addition, the Short and Intermediate Funds will only purchase mortgage-backed securities which constitute "Mortgage Related Securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

The Short and Intermediate Funds will not purchase privately-issued mortgage-backed securities or Collateralized Mortgage Backed Obligations ("CMOs") collateralized by interests in whole mortgage loans (not guaranteed by GNMA, FNMA or FHLMC) if the securities of any one issuer would exceed 10% of any Fund's assets at the time of purchase. The Funds will not purchase privately-issued mortgage-backed securities or CMOs collateralized by U.S. Government agency mortgage-backed securities if the securities of any one issuer would exceed 20% of any Fund's assets at the time or purchase.

The U.S. Equity Market Plus Fund's investments in mortgage-backed and other asset-backed securities will be rated at least A by Moody's or S&P.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Funds may purchase certain options and options on futures contracts as described more fully in "Summary of Principal Risks and Investment Strategies" and the Statements of Additional Information.

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Adjustable-Rate Securities. Adjustable-rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable-rate securities are backed by pools of mortgage loans. The Short and Intermediate Funds will only invest in adjustable-rate securities backed by pools of mortgage loans ("ARMs"). The fixed income portfolio of the U.S. Equity Market Plus Fund may also invest in adjustable-rate securities backed by assets other than mortgage pools.

Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable-rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable-rate securities are less likely than non-adjustable-rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable-rate securities are also subject to the prepayment risks associated generally with mortgage-backed securities.

Securities Lending, Repurchase Agreements and Forward Commitments. The Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Funds if the other party should default on its obligations and a Fund is delayed in or prevented from recovering the collateral. None of the Funds will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the total asset value (including such loans). The Funds will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Board of Trustees.

The Funds may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Funds' custodian. Subject to this requirement, the Funds may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

Reverse Repurchase Agreements, Dollar Roll Agreements and Borrowing. The Funds may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Short and Intermediate Funds may only enter into these transactions with commercial banks and registered broker-dealers which are also Qualified Institutions. The Statement of Additional Information for each Trust contains a more detailed explanation of these practices. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund's total assets to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage." Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

Short Sales. The Funds may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. All of the

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Funds expect to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. While a short sale may act as effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.

Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian into which it will deposit liquid securities such that the amount deposited in the account plus any amount deposited with the broker as collateral will equal the current value of the security sold short. Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security (a technique known as a short sale "against the box"). Such transactions might accelerate the recognition of gain. See "Taxes" in the relevant Statement of Additional Information.

Portfolio Turnover

The Adviser buys and sells securities for a Fund whenever it believes it is appropriate to do so. The portfolio turnover rate for each Fund's previous fiscal periods is shown in the table under the heading "Financial Highlights".

The portfolio turnover rates reported in the "Financial Highlights" for the each of the Funds for the fiscal year ended March 31, 1999 were relatively high. Because of their relatively frequent trading, the funds will realize taxable capital gains frequently which must be distributed yearly to shareholders. To the extent these gains are short-term capital gains, such gains are generally taxed at ordinary income tax rates. If a shareholder holds an investment in a fund in something other than a tax-deferred account (e.g. a retirement account), the payment of any taxes will impact a shareholder's net return from holding an investment in a Fund. Portfolio turnover also generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover could adversely impact a Fund's performance. However, the mortgage securities in which the Funds may invest are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. The Funds will pay commissions in connection with options and future transactions and, for the U.S. Equity Market Plus Fund, in relation to any purchase of common stocks or other equity securities.

                            MANAGEMENT OF THE FUNDS

Its Board of Trustees manages the business affairs of the Funds. Each of the Funds has entered into an investment advisory agreement with Smith Breeden Associates, Inc., 100 Europa Drive, Chapel Hill, North Carolina, 27514 (the "Investment Advisory Agreements"). Pursuant to such investment advisory agreements, the Adviser furnishes continuous investment advisory services to each of the Funds.

Trustees and Officers

The following is a listing of the Trustees and officers of the Series Fund and Trust, the legal entities that have issued shares in the Funds. Unless otherwise indicated, all of the named individuals serve in their capacities for both the Series Fund and Trust.

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Douglas T. Breeden*                Trustee and Chairman

Dr. Breeden, aged 49, the Chairman of the Board of Smith Breeden Associates, co-founded the firm in 1982. Dr. Breeden has served on business school faculties at Duke University, Stanford University and the University of Chicago, and as a visiting professor at Yale University and at the Massachusetts Institute of Technology. He is the Editor of The Journal of Fixed Income. Dr. Breeden served as Associate Editor for five journals in financial economics, and was elected to the Board of Directors of the American Finance Association. He has published several well-cited articles in finance and economics journals. He holds a Ph.D. in Finance from the Stanford University Graduate School of Business, and a B.S. in Management Science from the Massachusetts Institute of Technology. He serves as Chairman of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana. The address for Dr. Breeden is the same as that of the Funds at 100 Europa Drive, Chapel Hill, North Carolina, 27514.

Michael J. Giarla*                 Trustee and President

Mr. Giarla, aged 41, is Chief Operating Officer, President and Director of Smith Breeden Associates. He also serves as a Director of Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana. Formerly Smith Breeden's Director of Research, he was involved in research and programming, particularly in the development and implementation of models to evaluate and hedge mortgage securities. He also consults with institutional clients and conducts special projects. Before joining Smith Breeden Associates, Mr. Giarla was a Summer Associate in Goldman Sachs & Company's Equity Strategy Group in New York. Mr. Giarla has published a number of articles and book chapters regarding MBS investment, risk management and hedging. He served as an Associate Editor of The Journal of Fixed Income from 1991-1993. Mr. Giarla holds a Master of Business Administration with Concentration in Finance from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. He earned a Bachelor of Arts in Statistics, summa cum laude, from Harvard University, where he was elected to Phi Beta Kappa and was a Harvard Club of Boston Scholar. Mr. Giarla is a Trustee of the Roxbury Latin School, West Roxbury, Massachusetts. The address for Mr. Giarla is the same as that of the Funds at 100 Europa Drive, Chapel Hill, North Carolina, 27514.

Stephen M. Schaefer                Trustee

Stephen M. Schaefer, aged 52, is the Tokai Bank Professor of Finance at the London Business School. Previously on the Faculty of the Graduate School of Business of Stanford University, he has also taught at the Universities of California (Berkeley), Chicago, British Columbia and Venice. His research interests focus on capital markets and financial regulation. He served on the editorial board of a number of professional journals including, currently, The Journal of Fixed Income, The Review of Derivative Research, and Ricerche Economiche. He consults for a number of leading financial institutions, including the Adviser, and is a former Independent Board Member of the Securities and Futures Authority of Great Britain. The address for Dr. Schaefer is the same as that of the Funds at 100 Europa Drive, Chapel Hill, North Carolina, 27514.

Myron S. Scholes                   Trustee

Myron S. Scholes, aged 58, is the Frank E. Buck Professor of Finance Emeritus at the Graduate School of Business at Stanford University (since 1983). He is a consultant to the Robert M. Bass organization. He is a member of the Econometric Society. Professor Scholes was formerly a limited partner and principal of Long Term Capital Management (1993-1998). He was also a Managing Director and co-head of the fixed income derivatives group at Salomon Brothers between 1991-1993. Prior to coming to Stanford University in 1983, Professor Scholes was the Edward Eagle Brown Professor of Finance at the Graduate School of Business, University of Chicago (1974-1983). He served as the Director of the University of Chicago's Center for Research in Security Prices from 1974-1980.
-------------------------
* Interested Person

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Prior to coming to the University of Chicago, Professor Scholes was first an
Assistant Professor then an Associate Professor at the Sloan School of Management at M.I.T. from 1968 to 1973. He received his Ph.D. in 1969 from the Graduate School of Business, University of Chicago. He has honorary Doctor of Law degrees from the University of Paris and McMaster University. He is a past president of the American Finance Association (1990). The address for Dr. Scholes is the same as that of the Funds at 100 Europa Drive, Chapel Hill, North Carolina, 27514.

Dr. Scholes has published numerous articles in academic journals and in professional volumes. He is most noted as the co-originator of the Black-Scholes Options Pricing Model as described in the paper, "The Pricing of Options and Corporate Liabilities," published in the Journal of Political Economy (with Fischer Black, May 1973), for which he was awarded the Nobel Prize in Economic Sciences in 1997. His other papers include such topics as risk-return relationships, the effects of dividend policy on stock prices, and the effects of taxes and tax policy on corporate decision making. His book with Mark Wolfson (Stanford University) Taxes and Business Strategy: A Planning Approach was published by Prentice Hall in 1991.

William F. Sharpe                  Trustee

William F. Sharpe, aged 65, is the STANCO 25 Professor of Finance at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He developed the widely used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures, a procedure for estimating the style of an investment manager from its historic returns, and the Sharpe ratio for measuring investment performance. Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including Portfolio Theory and Capital Markets, (McGraw-Hill, 1970), Asset Allocation Tools, (Scientific Press, 1987), Fundamentals of Investments (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1993) and Investments (with Gordon J. Alexander and Jeffrey Bailey, Prentice-Hall, 1990). Dr. Sharpe is a past President of the American Finance Association. He also served as consultant to a number of corporations and investment organizations. He is Trustee of the Barr Rosenberg mutual funds, a director of Stanford Management Company and the Chairman of the Board of Financial Engines, a company providing electronic portfolio advice. He received the Nobel Prize in Economic Sciences in 1990. The address for Dr. Sharpe is the same as that of the Funds at 100 Europa Drive, Chapel Hill, North Carolina, 27514.

Daniel C. Dektar                   Vice President, Smith Breeden Series Fund
                                   Portfolio Manager, Short and Intermediate
                                   Funds

Daniel C. Dektar is a Principal, Executive Vice President, Director of Portfolio Management, and Director of Smith Breeden Associates and has been employed by Smith Breeden since 1986. Mr. Dektar has been primarily responsible for the day-to-day management of the Short and Intermediate Funds since their commencement of operations in 1992. In December 1997, Timothy D. Rowe joined Mr. Dektar as Co-portfolio Manager of the Intermediate Fund, and shares responsibility for the day-to-day management of that Fund. As head of Smith Breeden Associates' portfolio management group, Mr. Dektar is constantly in touch with developments on Wall Street. He serves as a liaison among the portfolio management, client service, and research groups to ensure accurate analysis and timely execution of portfolio management opportunities. Mr. Dektar consults with institutional clients in the areas of investments and risk management. He made several presentations on mortgage investments and risk management at seminars for institutional investors. Mr. Dektar was an Associate in the Mergers and Acquisitions Group of Montgomery Securities in San Francisco, California and a Financial Analyst in the Investment Banking Division of Morgan Stanley & Co., Incorporated, New York before joining Smith Breeden Associates. He holds a Master of Business Administration with Concentration in Finance from Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Dektar received a Bachelor of Science in Business Administration, summa cum laude, from the University of California at Berkeley, where he was University of California Regent's Scholar, was elected to Phi Beta Kappa and Phi Eta Sigma, and won the White Award as the top student in finance.

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Timothy D. Rowe                    Vice President, Smith Breeden Series Fund
                                   Portfolio Manager, Intermediate Fund

Timothy D. Rowe is a Principal, Director, and Vice President of Smith Breeden Associates and has been employed by Smith Breeden since 1988. Mr. Rowe, in conjunction with Daniel C. Dektar, is responsible for the day-to-day management of the Intermediate Fund, and has been involved in managing the Fund since December of 1997. Mr. Rowe is a senior portfolio manager working primarily with discretionary separate account clients. He implements investment strategies designed to generate portfolio returns superior to the broad investment grade and mortgage market indices. Mr. Rowe joined Smith Breeden in 1988. His prior experience includes three years as Assistant Economist at the Federal Reserve Bank of Richmond, Virginia. While at the Bank, he co-edited the sixth edition of Instruments of the Money Market, and produced research papers for publication in the Bank's Economic Review magazine. He holds a Master of Business Administration with specialization in Finance from the University of Chicago Graduate School of Business, and a Bachelor of Arts in Economics and History from Duke University. He graduated from Duke magna cum laude, earned Class Honors and was a National Merit Scholar.

John B. Sprow                      Vice President, Smith Breeden Trust
                                   Portfolio Manager, U.S. Equity Market Plus
                                   Fund

John B. Sprow is a Principal, Director and Executive Vice President of Smith Breeden Associates and has been employed by Smith Breeden since 1987. Mr. Sprow has been primarily responsible for the day-to-day management of the U.S. Equity Market Plus Fund from the commencement of its operations in 1992. Mr. Sprow is a senior portfolio manager who works primarily with discretionary pension accounts. In addition to traditional mortgage accounts, he also manages S&P 500 indexed accounts. Prior to directly managing discretionary accounts, Mr. Sprow assisted in the development of the Adviser's models for pricing and hedging mortgage-related securities, risky commercial debt, and forecasting mortgage prepayment behavior. Mr. Sprow came to Smith Breeden Associates from the Fuqua School of Business, Duke University, where he was Research Assistant. Previously, Mr. Sprow was a Research Assistant to the Department Head of the Materials Science Department, Cornell University. He received a Master of Business Administration with Emphasis in Finance from the Fuqua School of Business, Duke University. Mr. Sprow holds a Bachelor of Science in Materials Science and Engineering from Cornell University, where he was awarded the Carpenter Technology Scholarship three successive years.

Investment Adviser

Smith Breeden Associates, Inc., a registered investment adviser, acts as investment adviser to the Funds. Approximately 54% of the Adviser's voting stock on a fully diluted basis is owned by Douglas T. Breeden, its Chairman. Under its Investment Advisory Agreement with each Fund, the Adviser, subject to the general supervision of the Board of Trustees, manages the Funds' portfolios and provides for the administration of all of the Funds' other affairs. For the fiscal year ended March 31, 1999, the Adviser was paid an advisory fee, computed daily and payable monthly, based on a percentage of average net assets as follows: 0.70% of each of the Short, Intermediate, and, U.S. Equity Market Plus Funds.

The Adviser places all orders for purchases and sales of the Funds' securities. Subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

Distribution

Provident Distributors, Inc. (the "Principal Underwriter") acts as distributor for the Funds. Shares may also be sold by authorized dealers who have entered into dealer agreements with the Principal Underwriter or the Adviser.

Expenses

Subject to any expense waivers or reimbursements, the Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities

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Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of their assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

                            PRICING OF FUND SHARES

The price you pay when buying a Fund's shares, and the price you receive when selling (redeeming) a Fund's shares, is the net asset value of the shares next determined after receipt of a purchase or redemption request in proper form. No front-end sales charge or commission of any kind is added by the Fund upon a purchase, and no charge is deducted upon redemption. These charges may apply if you purchase or sell shares through certain broker-dealers. The Funds currently charge a $9 fee for each redemption made by wire, and a fee of $8 may be charged when an account is closed. See "How to Redeem Shares."

The per share net asset value of a Fund is determined by dividing the total value of its assets, less its liabilities, by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (usually at 4:00 p.m. Eastern time) each day that the Adviser and Transfer Agent are open for business and on which there is a sufficient degree of trading in a Fund's securities such that the net asset value of a Fund's shares might be affected. Accordingly, Purchase Applications or redemption requests received in proper form by the Transfer Agent, or other agent designated by the Funds, prior to the close of regular trading each day that the Adviser and Transfer Agent are open for business, will be confirmed at that day's net asset value. Purchase Applications or redemption requests received in proper form after the close of regular trading by the Transfer Agent, or other agent designated by the Funds, will be confirmed at the net asset value of the following business day.

Futures and options are valued at the last quoted sales price, according to the broadest and most representative market, available at the time a Fund is valued. If events which materially affect the value of an investment occur after the close of the securities and futures markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

Current holiday schedules indicate that the Funds' net asset values will not be calculated on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Short and Intermediate Bond Funds will also not be priced on Columbus Day and Veterans' Day.

Under procedures approved by the Board of Trustees, a Fund's securities for which market quotations are readily available are valued at current market value provided by a pricing service, bank or broker-dealer experienced in such matters. Short-term investments that will mature in 60 days or less are generally valued at amortized cost, which approximates market value. All other securities and assets are valued at fair market value as determined by following procedures approved by the Board of Trustees.

                            HOW TO PURCHASE SHARES

All of the Funds are no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset value changes daily, your purchase price will be the next net asset value determined after the Funds' Transfer Agent, or other agent designated by the Funds, receives and accepts your purchase order. See "Pricing of Fund Shares."

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
                                       Initial Minimum     Additional Minimum
Type of Account                        Investment          Investment
     Regular                           $1,000              $50
     Automatic Investment Plan         None                $50
     Individual Retirement Account     $  250              $50
     Gift to Minors                    $  250              $50

The Funds reserve the right to deduct an annual maintenance fee of $16 from accounts with a value of less than $2,000. The fee applies to each account in each fund that is of a value of less than $2,000 and is funded by redeeming shares. It is expected that accounts will be valued on the second Friday in September of each year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts.

Each Fund reserves the right to reject any orders for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans.

How to Open Your Account by Mail. Please complete the Purchase Application. You can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Funds by calling 1-800-221-3138.

Your completed Purchase Application should be mailed directly to:

                          Smith Breeden Mutual Funds
                             211 South Gulph Road
                                P.O. Box 61767
                           King of Prussia, PA 19406

All applications must be accompanied by payment in the form of a check or money order made payable to "Smith Breeden Mutual Funds." All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption is made shortly thereafter, the Funds will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take up to 15 calendar days from the purchase date. If you contemplate needing access to your investment shortly after purchase, you should purchase the shares by wire as discussed below.

How to Open Your Account by Wire. You may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Funds at 1-800-221-3137 for instructions prior to wiring funds. Funds should be wired through the Federal Reserve System as follows:

                          Boston Safe Deposit & Trust
                            A.B.A. Number 011001234
                For credit to (identify which Fund to purchase)
                             Account Number 011363
                 FBO (name or registration and account number)

Following such wire transfer, you must promptly complete a Purchase Application and mail it to the Funds at the following address: Smith Breeden Mutual Funds, 211 South Gulph Road, P.O. Box 61767, King of Prussia, PA 19406. Shares will be redeemed with Federal tax withheld if the Funds do not receive a properly completed and executed Purchase Application.

Telephone Transactions. The privilege to initiate redemption or exchange transactions by telephone is made automatically available to shareholders when opening an account, unless they indicate otherwise by checking the appropriate boxes on the Purchase Application. Each Fund will employ reasonable procedures to ensure that instructions communicated by telephone are genuine. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other

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cases, you are liable for any loss due to unauthorized transactions. The Funds reserve the right to refuse a telephone transaction if they believe it is advisable to do so.

If you have any questions, please call the Funds at 1-800-221-3138.

How to Add to Your Account. You may make additional investments by mail or by wire in an amount equal to or greater than $50. When adding to an account by mail, you should send the Funds your check, together with the additional investment form from a recent statement. If this form is unavailable, you should send a signed note giving the full name of the account and the account number. For additional investments made by wire transfer, you should use the wiring instructions listed above. Be sure to include your account number.

Automatic Investment Plan. You may make purchases of shares of each Fund automatically on a regular basis ($50 minimum per transaction). You have two options under the Plan to make investments. One is by automatic payroll deduction. Under this method, you authorize your employer to direct a portion of each paycheck to be invested in the Fund of your choice. Your employer must be using direct deposit to process its payroll in order for you to elect this method. Under the other method, your bank debits a pre-authorized amount from your checking or savings account each month and applies the amount to your investment in Fund shares. In order to have your bank account debited automatically for investment into the Funds, your financial institution must be a member of the Automated Clearing House. No service fee is currently charged by the Funds for participation in either method under the Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your bank account, or if your bank account has been closed at the time of the automatic transaction. You may adopt either method under the Plan at the time an account is opened by completing the appropriate section of the Purchase Application. Enclosed with the application are the necessary forms to deliver to your employer to set up the payroll deduction. You may obtain an application to establish the Automatic Investment Plan after an account is opened by calling the Funds at 1-800-221-3138. In the event you discontinue participation in the Plan, the Funds reserve the right to redeem your Fund account involuntarily, upon sixty days' written notice, if the account's net asset value is $1,000 or less.

Purchasing Shares Through Other Institutions. The Funds have authorized dealers besides the Principal Underwriter to accept on its behalf purchase and redemption orders. If you purchase shares through a program of services offered or administered by one of these broker-dealers, financial institutions, or other service provider, you should read the program materials, including information relating to fees, in addition to this Prospectus. Certain services of a Fund may not be available or may be modified in connection with the program of services provided, and service providers may establish higher minimum investment amounts. The Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Adviser or Principal Underwriter may enter purchase and redemption orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. These broker-dealers and service providers may designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have effected such purchase or redemption orders at the net asset value next determined after acceptance of the telephone purchase order by the authorized broker or the authorized broker's designee. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

Miscellaneous. The Funds will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid. You will also be responsible for any losses suffered by the Funds as a result. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not currently issue certificates.

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                            HOW TO EXCHANGE SHARES

Shares of any Fund may be exchanged for shares of another Fund at any time. This exchange offer is available only in states where shares of such other Fund may be legally sold. You may open a new account, or purchase additional shares in an existing account, by making an exchange from an identically registered Smith Breeden Fund account. A new account will have the same registration as the existing account from which the exchange was made, and is subject to the same initial investment minimums.

Exchanges may be made either in writing or by telephone. Written instructions should be mailed to 211 South Gulph Road, P.O. Box 61767, King of Prussia, PA 19406 and must be signed by all account owners, and accompanied by any properly endorsed outstanding share certificates, if applicable. The telephone exchange is automatically accepted unless checked otherwise. The telephone exchange privilege is available only for uncertificated shares. During periods of drastic economic or market changes, it is possible that exchanges by telephone may be difficult to implement. In this event, shareholders should follow the written exchange procedures. The telephone exchange privilege may be modified or discontinued by the Funds at any time upon a 60-day notice to the shareholders. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone."

The Funds will accept exchange orders by telephone or other means of electronic transmission from broker- dealers, financial institutions or other service providers who execute an agreement with the Adviser or Principal Underwriter. It is the responsibility of the broker-dealer, financial institution or other service provider to place the exchange order on a timely basis.

Exchanges are made on the basis of the Funds' relative net asset values. Because the exchange is considered a redemption and purchase of shares, the shareholder may recognize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Additional information regarding the possible tax consequences of such an exchange is included under the caption "Taxes" in the Funds' Statements of Additional Information.

There are differences among the Funds. When exchanging shares, shareholders should be aware that the Funds might have different dividend payment dates. The dividend payment schedules should be checked before exchanging shares. The amount of any accumulated, but unpaid, dividend is included in the net asset value per share.

If you buy shares by check, you may not exchange those shares for up to 15 calendar days to ensure your check has cleared. If you intend to exchange shares soon after their purchase, you should purchase the shares by wire or contact the Funds at 1-800-221-3137 for further information.

The Funds reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than four exchanges per calendar year).

Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Please contact the Funds for additional information concerning the exchange privilege.

                             HOW TO REDEEM SHARES

You may redeem shares of the Funds at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Transfer Agent or other agent designated by the Funds. See "Pricing of Fund Shares." There are no charges for the redemption of shares, except that a fee of $9 is charged for each wire redemption, and a fee of $8 may be charged when an account is closed. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

How to Redeem by Mail to Receive Proceeds by Check. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be

                                                                              21
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redeemed, the name of the Fund, the name(s) on the account registration and the account number. A request for redemption must be signed exactly as the shares are registered. If the amount requested is greater than $25,000, or the proceeds are to be sent to a person other than the recordholder or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Guarantees must be signed by an authorized signatory of the bank, trust company, or member firm, and "Signature Guaranteed" must appear with the signature. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance.

A Fund will mail payment for redemption within seven days after receiving proper instructions for redemption. However, the Funds will delay payment for 15 calendar days on redemptions of recent purchases made by check. This allows the Funds to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

How to Redeem by Telephone. The redemption of shares by telephone is available automatically unless you elected to refuse this redemption privilege on your Purchase Application. Shares may be redeemed by calling the Funds at 1-800-221-3137. Proceeds redeemed by telephone will be mailed to your address, or wired or credited to your pre-authorized bank account. To establish wire redemption privileges, you must select the appropriate box on the Purchase Application and enclose a voided check.

In order to arrange for telephone redemptions after your account has been opened, or to change the bank account or address designated to receive redemption proceeds, you must send a written request to your Fund. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A notary public is not an acceptable guarantor. Further documentation as provided above may be requested from corporations, executors, administrators, trustees and guardians.

Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. The Funds reserve the right to delay payment for a period of up to seven days after receipt of the redemption request. There is currently a $9 fee for each wire redemption, which will be deducted from your account.

The Funds reserve the right to charge an $8 fee when an account is closed.

The Funds reserve the right to refuse a telephone redemption or exchange transaction if they believe it is advisable to do so. Procedures for redeeming or exchanging shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds only to pre-authorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by delivering or mailing the redemption request to: Smith Breeden Mutual Funds, 211 South Gulph Road, P.O. Box 61767, King of Prussia, PA 19406.

The Funds reserve the right to suspend or postpone redemptions during any period when trading on the New York Stock Exchange ("Exchange") is restricted as determined by the Securities and Exchange Commission ("SEC"), or the Exchange is closed for other than customary weekend and holiday closing; the SEC has

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by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

Due to the relatively high cost of maintaining small accounts, if your account balance falls below $1000 as a result of a redemption or exchange, or if you discontinue the Automatic Investment Plan before your account balance reaches $1000, you may be given a 60-day notice to bring your balance to $1000 or reactivate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you.

Check Writing. In addition to telephone and written redemption requests, the Short Fund offers redemption through check writing. Shareholders electing this option will receive checks that may be used like personal or business checks. Checks may not be accepted for payment until 15 days after the account is opened, if the shareholder opened the account by check. This allows the Fund to verify that the check used to open the account will not be returned due to insufficient funds. There is no limit on the number of checks you may write. Checks must be written for at least $100. There is a $30 fee for returned checks. Because dividends declared on shares held in a shareholder's account, prior redemptions, and possible changes in net asset value may cause the value of the account to change, shareholders should not write a check for the entire value of the account or close the account by writing a check.

In using the check writing privilege, shareholders bear the responsibility of ensuring that the check amount does not exceed the value of their account on the day the check is presented to the Transfer Agent for payment. The day the check is presented for payment is the day the redemption of Fund shares takes place. If insufficient shares are in the account, the check will be returned and no shares will be redeemed. The clearing agent for the check writing facility is Boston Safe Deposit and Trust Company. Shareholders utilizing check writing are subject to Boston Safe Deposit Company's rules governing checking accounts. However, this check writing facility is purely a means to redeem Fund shares. No facilities characteristic of bank accounts, such as deposit insurance, are provided along with the check writing option. Cancelled checks will not be returned to the shareholder. If you need to request a copy of a cancelled check, please contact Shareholder Services for procedures and applicable fees.

If you would like to initiate check writing, please call Shareholder Services at 1-800-221-3137 or check the appropriate box on the Purchase Application.

Systematic Withdrawal Plan. A shareholder may establish a Systematic Withdrawal Plan to receive regular periodic payments from the account. An initial balance of $10,000 is required to establish a Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw periodically is $100. Capital gain distributions and income dividends to the shareholder's account are received in additional shares at net asset value. Payments are then made from the liquidation of shares at net asset value to meet the specified withdrawals. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. No payment pursuant to a Systematic Withdrawal Plan will be made if there are insufficient shares on deposit on the date of the scheduled distribution. A subsequent deposit of shares will not result in a payment under the plan retroactive to the distribution date. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. The entire Systematic Withdrawal Plan payment cannot be considered as actual yield or income since part of the Plan's payment may be a return of capital.

A Systematic Withdrawal Plan may be terminated upon written notice by the shareholder, or by a Fund on a 30 day written notice, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimums) and schedule of withdrawal payments, or suspend such payments, by giving written notice to the Transfer Agent at least five business days prior to the next scheduled payment.

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                          DIVIDENDS AND DISTRIBUTIONS

The Short and Intermediate Bond Funds intend to pay monthly distributions to their shareholders of net investment income. The U.S. Equity Market Plus Fund intends to make quarterly distributions of net investment income. All Funds will distribute net realized gains at least annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains.

The monthly distributions for the Short Fund's shares are quoted ex-dividend on the business day after record date (the "ex-date"). Record date is usually the first or second business day of the month. If a shareholder elects to reinvest dividends, the date the dividends are reinvested is also the ex-date. Dividends are paid in cash by the Short Fund generally one week after the ex-date.

The Intermediate Bond Fund will declare a daily dividend for shareholders of record. The Intermediate Fund's dividend payable date, and the day that dividends are reinvested for shareholders who have made this election, is the last business day of the month. Shares begin accruing dividends on the business day after federal funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares, and continue to accrue dividends through and including the day the redemption order for the shares is executed. If an investor closes his account, any accrued dividends through and including the day of redemption will be paid as part of the redemption proceeds.

Dividends and capital gains distributions may be declared more or less frequently at the direction of the Trustees. In order to be entitled to a dividend or a distribution, an investor must acquire a Fund's shares on or before the record date. Caution should be exercised, however, before purchasing shares immediately prior to a distribution record date. Since the value of a Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of its shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of the shareholder's investment, it may be taxable as dividend income or capital gain. You may separately elect to reinvest income dividends and capital gains distributions in shares of a Fund or receive cash as designated on the Purchase Application. You may change your election at any time by sending written notification to your Fund. The election is effective for distributions with a dividend record date on or after the date that the Funds receive notice of the election. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund from which they were paid. Shareholders may also elect to have dividends automatically reinvested in a fund different than the one from which the dividends were paid. A shareholder may write the transfer agent, or complete the appropriate section of the Purchase Application, to designate such an election, but must have already established an account in the other fund. The transfer agent's address is on the back of the Prospectus. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

                      SHAREHOLDER REPORTS AND INFORMATION

The Funds will provide the following statements and reports:

Confirmation and Account Statements. Quarterly statements will be sent to each shareholder. Additional statements will only be sent if there is a direct purchase or sale or if there is a cash dividend payment.

Form 1099. By January 31 of each year, all shareholders will receive Form 1099, which will report the amount and tax status of distributions paid to you by the Funds for the preceding calendar year.

Financial Reports. Financial reports are provided to shareholders semiannually. Annual reports will include audited financial statements. To reduce the Funds' expenses, one copy of each report will be mailed to each Taxpayer
Identification Number even though the investor may have more than one account in a Fund.

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Reports to Depository Institutions. Shareholders of the Short or Intermediate
Funds who are financial institutions may request receipt of monthly or quarterly reports which provide information about the Short or Intermediate Fund's investments considering regulatory risk-based asset categories.

If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Call 1-800-221-3137 to order past statements. If you need information on your account with the Funds or if you wish to submit any applications, redemption requests, inquiries or notifications, please contact: Smith Breeden Mutual Funds, 211 South Gulph Road, P.O. Box 61767, King of Prussia, PA 19406 or call 1-800-221-3137.

                               RETIREMENT PLANS

The Funds have a program under which you may establish an Individual Retirement Account ("IRA") with the Funds and purchase shares through such account. Shareholders wishing to establish an IRA should consult their tax adviser regarding (1) their individual qualifying status and (2) the tax regulations governing these accounts. The minimum initial investment in each Fund for an IRA is $250. There is a $12 annual maintenance fee charged to process an account. If your IRA account value is less than $10,000, the $12 fee will automatically be deducted from your account. To avoid having this fee taken from your account, you may send a check for $12, postmarked no later than August 31st. This fee is waived for accounts greater than $10,000. You may obtain additional information regarding establishing such an account by calling the Funds at 1-800-221-3138.

The Funds may be used as investment vehicles for established defined contribution plans, including simplified employee, 401(k), 403(b), profit-sharing, money purchase, and simple pension plans ("Retirement Plans"). For details concerning Retirement Plans, please call 1-800-221-3138.

                        SERVICE AND DISTRIBUTION PLANS

Each Fund has adopted a Distribution and Services Plan (the "Plans"). The purpose of the Plans is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Funds, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plans provide for payments by the Adviser out of its advisory fee to dealers and other persons at an annual rate of up to 0.25% of a Fund's average net assets, subject to the authority of the Trustees to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Adviser shall determine the amount of such payments and the purposes for which they are made.

Any distribution and service related payments made by the Adviser to investment dealers or other persons are subject to the continuation of the Plans, the terms of any related service agreements, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

                                     TAXES

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code. In each taxable year that a Fund so qualifies, such Fund (but not its shareholders) will be relieved of federal income tax on the part of its net investment income and net capital gain that is distributed to shareholders. Each Fund will distribute at least annually substantially all of the sum of its taxable net investment income, its net tax-exempt income and the excess, if any, of net short-term capital gains over the net long-term capital losses for such year.

All Fund distributions from net investment income (whether paid in cash or reinvested in additional shares) will be taxable to its shareholders as ordinary income, except that any distributions of a Fund's net long-term capital gain will be taxable to its shareholders as long-term capital gain (generally taxed at a 20% rate in the hands of non-corporate shareholders), regardless of how long they have held their Fund shares. Each fund provides federal tax information to its shareholders annually about distributions paid during the preceding year.

The use of certain synthetic instruments (including certain futures contracts and options) by the U.S. Equity Market Plus Fund as a means of achieving equity exposure in the Fund's market will require the Fund to mark

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such instruments to market, a practice which will accelerate the Fund's recognition of gain or loss. With respect to such instruments, 60% of any gain or loss recognized will be treated as long-term capital gain or loss and 40% will be treated as short-term capital gain or loss.

It is not anticipated that any of the Funds' distributions will qualify for either the corporate dividends-received deduction or tax-exempt interest income. Distributions will also probably be subject to state and local taxes, depending on each shareholder's tax situation. While many states grant tax-free status to mutual fund distributions paid from interest income earned from direct obligations of the U.S. Government, only an insignificant amount of Funds' distributions are expected to so qualify.

The Funds will be required to withhold federal income tax at a rate of 31% ("backup withholding") from distribution payments and redemption and exchange proceeds if you fail to properly complete the Purchase Application, or in certain other situations.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the relevant Statement of Additional Information for further discussion. There may be other foreign, federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.

                               CAPITAL STRUCTURE

The Smith Breeden Trust and the Smith Breeden Series Fund are both Massachusetts business trusts. The Trust was organized under an Agreement and Declaration of Trust, dated December 18, 1991. The Series Fund was organized under an Agreement and Declaration of Trust dated October 3, 1991. Copies of both Agreements, which are governed by Massachusetts law, are on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust and the Series Fund have the same Trustees.

The Trustees have the authority to issue shares in an unlimited number of funds of either the Series Fund or Trust. Each such fund's shares may be further divided into classes. The assets and liabilities of each such fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

Shareholders of the separate funds of each of the Series Fund or Trust, as the case may be, will vote together in electing the relevant trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the trustees if they choose to do so.

Neither the Series Fund nor the Trust is required to hold annual meetings of its shareholders. However, shareholders of the Series Fund have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Series Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than a Fund's insurance coverage and (ii) a Fund itself was unable to meet its obligations.

  TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN AND INDEPENDENT AUDITORS

PFPC Global Fund Services (the "Transfer Agent"), 211 South Gulph Road, P.O. Box 61767, King of Prussia, PA 19406, acts as each Fund's Transfer and Dividend Disbursing Agent. See "Management of the Funds." The Bank of New York acts as the custodian of each Fund's assets. The Bank of New York's address is 48 Wall Street, New York, New York 10286. Neither the Transfer and Dividend Disbursing Agent nor the Custodian

26
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has any part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios. Deloitte & Touche LLP has been selected to serve as independent auditors of the Company.

                               FUND PERFORMANCE

Each Fund may quote the Fund's average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. An average annual total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over that period, would result in the redeemable value of the investment at the end of the period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in each Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions. When considering "average" total return figures for periods longer than one year, you should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Each Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).

The Short and Intermediate Bond Funds may also advertise current yield and distribution rate information. Current yield reflects the income per share earned by a Fund's portfolio investments, and is calculated by dividing a Fund's net investment income per share during a recent 30-day period by a Fund's net asset value on the last day of that period and annualizing the result. The current yield (or "SEC Yield"), which is calculated according to a formula prescribed by the SEC (see the relevant Statement of Additional Information), is not indicative of the dividends or distributions which were or will be paid to a Fund's shareholders. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. Dividends or distributions paid to shareholders are reflected in the current distribution rate which may be quoted to shareholders, and may not reflect amortization in the same manner.

A Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices, or to rankings prepared by independent services or industry publications. For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The New York Times, Investor's Business Daily, USA Today, Barron's, Money and Forbes, as well as in publications of a local or regional nature, may be used in comparing Fund performance.

The Short Fund's total return may also be compared to that of taxable money funds as quoted in Donaghue's Money Fund Report and other suppliers, and to total returns for the six month U.S. Treasury as published by Merrill Lynch or others. The Intermediate Fund's return may be compared to the total return of the Salomon Brothers Mortgage Index, or the total return of intermediate U.S. Treasury Notes as published by various brokerage firms and others.

The U.S. Equity Market Plus Fund's total return may also be compared to the return of the Standard & Poor's 500 Composite Stock Price Index. For purposes of showing the returns of large company stocks versus small company stocks, or to compare returns versus inflation, the U.S. Equity Market Plus Fund's total return may also be compared to the total return of the Nasdaq Composite OTC Index, Nasdaq Industrials Index, Russell 2000 Index, or the Consumer Price Index. Further information on performance measurement may be found in the relevant Statement of Additional Information.

Performance quotations of a Fund represent the Fund's past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the relevant Statement of Additional Information.

                                                                              27
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                             FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, since the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, are included in the annual report to shareholders, which is available upon request.


                              SHORT DURATION FUND
                             FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


The following selected per share data and ratios cover the fiscal periods from April 1, 1994 through March 31, 1999, and are part of the Short Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Short Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Series Fund.



                                                      Year Ended      Year Ended
                                                      March 31,       March 31,
                                                         1999            1998
                                                   --------------- ---------------
Net Asset Value, Beginning of Period .............  $     9.92      $     9.83
                                                    -----------     -----------
Income From Investment Operations
Net investment income ............................        0.442           0.484
Net realized and unrealized gain (loss) on
 investments .....................................        0.020           0.114
                                                    -----------     -----------
Total from investment operations .................        0.462           0.598
                                                    -----------     -----------
Less Distributions
Dividends from net investment income .............       (0.447)         (0.508)
Dividends in excess of net investment income .....         --              --
                                                    -----------     -----------
Total Distributions ..............................       (0.447)         (0.508)
                                                    -----------     -----------
Net Asset Value, End of Period ...................  $     9.94      $     9.92
                                                    ===========     ===========
Total Return .....................................         4.83%           6.24%
Ratios/Supplemental Data
Net assets, end of period ........................  $60,807,449     $78,427,855
Ratio of expenses to average net assets
 Before expense limitation .......................         1.00%           1.00%
 After expense limitation ........................         0.78%           0.78%
Ratio of net income to average net assets ........
 Before expense limitation .......................         4.56%           5.06%
 After expense limitation ........................         4.78%           5.28%
Portfolio turnover rate ..........................          298%            626%

                                                      Year Ended       Year Ended       Year Ended
                                                       March 31,        March 31,        March 31,
                                                         1997             1996             1995
                                                   ---------------- ---------------- ----------------
Net Asset Value, Beginning of Period .............  $       9.74      $      9.90      $      9.90
                                                    ------------     ------------     ------------
Income From Investment Operations
Net investment income ............................         0.476            0.621            0.628
Net realized and unrealized gain (loss) on
 investments .....................................         0.146           (0.148)            --
                                                    ------------     ------------     ------------
Total from investment operations .................         0.622            0.473            0.628
                                                    ------------     ------------     ------------
Less Distributions
Dividends from net investment income .............        (0.476)          (0.621)          (0.628)
Dividends in excess of net investment income .....        (0.056)          (0.012)            --
                                                    ------------     ------------     ------------
Total Distributions ..............................        (0.532)          (0.633)          (0.628)
                                                    ------------     ------------     ------------
Net Asset Value, End of Period ...................  $      9.83      $      9.74      $      9.90
                                                    ============     ============     ============
Total Return .....................................          6.57%            4.95%            6.58%
Ratios/Supplemental Data
Net assets, end of period ........................  $118,988,609     $221,825,136     $218,431,665
Ratio of expenses to average net assets
 Before expense limitation .......................          0.93%            0.93%            0.92%
 After expense limitation ........................          0.78%            0.78%            0.78%
Ratio of net income to average net assets ........
 Before expense limitation .......................          4.90%            6.13%            6.18%
 After expense limitation ........................          5.04%            6.29%            6.33%
Portfolio turnover rate ..........................           556%             225%              47%

Additional performance information is presented in the Short Fund's Annual Report, which is available without charge upon request.


28
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                          INTERMEDIATE DURATION FUND
                             FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

The following selected per share data and ratios cover the fiscal periods from April 1, 1994 through March 31, 1999, and are part of the Intermediate Fund's financial statements which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Intermediate Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Series Fund.



                                                          Year Ended      Year Ended
                                                          March 31,       March 31,
                                                             1999            1998
                                                       --------------- ---------------
Net Asset Value, Beginning of Period .................  $     10.00      $     9.73
                                                        -----------     -----------
Income From Investment Operations
Net investment income ................................        0.525           0.590
Net realized and unrealized gain (loss) on
 investments .........................................        0.030           0.419
                                                        -----------     -----------
Total from investment operations .....................        0.555           1.009
                                                        -----------     -----------
Less Distributions
Dividends from net investment income .................      ( 0.515)        ( 0.561)
Dividends in excess of net investment income .........           --              --
Distributions from net realized gains on
 investments .........................................      ( 0.130)        ( 0.178)
Distributions in excess of net realized gains on
 investments .........................................         --              --
                                                        -----------     -----------
Total Distributions ..................................      ( 0.645)        ( 0.739)
                                                        -----------     -----------
Net Asset Value, End of Period .......................  $     9.91      $    10.00
                                                        ===========     ===========
Total Return .........................................         5.73%          10.65%
Ratios/Supplemental Data
Net assets, end of period ............................  $55,125,797     $38,641,879
Ratio of expenses to average net assets
 Before expense limitation ...........................         1.06%           1.13%
 After expense limitation ............................         0.88%           0.88%
Ratio of net income to average net assets
 Before expense limitation ...........................         5.08%           5.36%
 After expense limitation ............................         5.25%           5.61%
Portfolio turnover rate ..............................          423%            583%

                                                          Year Ended      Year Ended      Year Ended
                                                          March 31,       March 31,       March 31,
                                                             1997            1996            1995
                                                       --------------- --------------- ---------------
Net Asset Value, Beginning of Period .................  $     10.01      $     9.83      $    10.01
                                                        -----------     -----------     -----------
Income From Investment Operations
Net investment income ................................        0.599           0.660           0.664
Net realized and unrealized gain (loss) on
 investments .........................................      ( 0.024)          0.277         ( 0.049)
                                                        -----------     -----------     -----------
Total from investment operations .....................        0.575           0.937           0.615
                                                        -----------     -----------     -----------
Less Distributions
Dividends from net investment income .................      ( 0.604)        ( 0.656)        ( 0.664)
Dividends in excess of net investment income .........           --              --         ( 0.108)
Distributions from net realized gains on
 investments .........................................      ( 0.251)        ( 0.101)             --
Distributions in excess of net realized gains on
 investments .........................................         --              --           ( 0.022)
                                                        -----------     -----------     -----------
Total Distributions ..................................      ( 0.855)        ( 0.757)        ( 0.794)
                                                        -----------     -----------     -----------
Net Asset Value, End of Period .......................  $      9.73      $    10.01      $     9.83
                                                        ===========     ===========     ===========
Total Return .........................................         5.92%           9.69%           6.10%
Ratios/Supplemental Data
Net assets, end of period ............................  $37,735,525     $36,446,940     $34,797,496
Ratio of expenses to average net assets
 Before expense limitation ...........................         1.16%           1.14%           2.33%
 After expense limitation ............................         0.88%           0.90%           0.90%
Ratio of net income to average net assets
 Before expense limitation ...........................         5.92%           6.26%           4.77%
 After expense limitation ............................         6.19%           6.49%           6.20%
Portfolio turnover rate ..............................          409%            193%            557%

Additional performance information is presented in the Intermediate Fund's Annual Report, which is available without charge upon request.


                                                                              29
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                         U.S. EQUITY MARKET PLUS FUND
                             FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

The following selected per share data and ratios cover the fiscal periods from April 1, 1994 through March 31, 1999, and are part of the Fund's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of Deloitte & Touche LLP thereon, which appear in the Statement of Additional Information for the Smith Breeden Trust.

                                                          Year Ended       Year Ended
                                                           March 31,        March 31,
                                                             1999             1998
                                                       ---------------- ----------------
Net Asset Value, Beginning of Period .................  $      16.86      $     12.56
                                                        ------------     ------------
Income From Investment Operations
Net investment income ................................         0.686            0.591
Net realized and unrealized gain (loss) on
 investments .........................................        (1.765)           4.940
                                                        ------------     ------------
Total from investment operations .....................         2.451            5.531
                                                        ------------     ------------
Less Distributions
Dividends from net investment income .................        (0.624)          (0.586)
Dividends in excess of net investment income .........            --               --
Distributions from net realized gains on
 investments .........................................        (1.905)          (0.645)
Distributions in excess of net realized gains on
 investments .........................................          --               --
                                                        ------------     ------------
Total Distributions ..................................        (2.529)          (1.231)
                                                        ------------     ------------
Net Asset Value, End of Period .......................  $      16.78      $     16.86
                                                        ============     ============
Total Return .........................................         17.17%           45.71%
Ratios/Supplemental Data
Net assets, end of period ............................  $185,584,121     $136,667,439
Ratio of expenses to average net assets
 Before expense limitation ...........................          1.04%            1.23%
 After expense limitation ............................          0.88%            0.88%
Ratio of net income to average net assets
 Before expense limitation ...........................          4.45%            4.44%
 After expense limitation ............................          4.62%            4.79%
Portfolio turnover rate ..............................           527%             424%

                                                          Year Ended     Year Ended     Year Ended
                                                          March 31,       March 31,      March 31,
                                                             1997           1996           1995
                                                       --------------- -------------- --------------
Net Asset Value, Beginning of Period .................  $     12.27      $   10.84      $    9.88
                                                        -----------     ----------     ----------
Income From Investment Operations
Net investment income ................................        0.592          0.615          0.568
Net realized and unrealized gain (loss) on
 investments .........................................        1.813          2.768          1.081
                                                        -----------     ----------     ----------
Total from investment operations .....................        2.405          3.383          1.649
                                                        -----------     ----------     ----------
Less Distributions
Dividends from net investment income .................      ( 0.590)       ( 0.583)       ( 0.568)
Dividends in excess of net investment income .........           --             --        ( 0.001)
Distributions from net realized gains on
 investments .........................................      ( 1.525)       ( 1.370)       ( 0.047)
Distributions in excess of net realized gains on
 investments .........................................         --             --          ( 0.073)
                                                        -----------     ----------     ----------
Total Distributions ..................................      ( 2.115)       ( 1.953)       ( 0.689)
                                                        -----------     ----------     ----------
Net Asset Value, End of Period .......................  $     12.56      $   12.27      $   10.84
                                                        ===========     ==========     ==========
Total Return .........................................        21.41%         32.30%         17.18%
Ratios/Supplemental Data
Net assets, end of period ............................  $13,507,377     $4,766,534     $2,107,346
Ratio of expenses to average net assets
 Before expense limitation ...........................         2.60%          4.58%          7.75%
 After expense limitation ............................         0.88%          0.90%          0.90%
Ratio of net income to average net assets
 Before expense limitation ...........................         3.58%          1.85%          0.59%
 After expense limitation ............................         5.30%          5.53%          7.44%
Portfolio turnover rate ..............................          182%           107%           120%

Additional performance information is presented in the Fund's Annual Report, which is available without charge upon request.


30
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                          SMITH BREEDEN MUTUAL FUNDS

The Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders for each of the Smith Breeden Series Fund and the Smith Breeden Trust include additional information about the Funds. The SAIs and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into (legally a part of) this Prospectus. You may get free copies of any of these materials, request other information about the Funds and make shareholder inquires by calling 1-800-221-3138 of by visiting the Funds' website (www.smithbreeden.com).


You can review, for a fee, the reports of the Funds and the SAIs by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20459-60091, or by calling the SEC at 1-800-SEC-0330. You can also get copies of this information for free on the SEC's Internet site (www.sec.gov).


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

                    SHAREHOLDER SERVICES

                    Account Inquiries, Prices, Balance
                    and Transaction Information
                    1-800-221-3137



                    DEALER SERVICES
                    Current Prospectuses, Sales Literature
                    Yields, Prices, Fund Information
                    1-800-221-3138


                    Distributed by:
                    Provident Distributors, Inc.
                    Four Falls Corporate Center
                    West Conshohocken, PA 19428



                                 [GRAPHIC HERE]

                                 SMITH BREEDEN
                                 -------------
                            M U T U A L  F U N D S
                          100 Europa Drive, Suite 200
                           Chapel Hill, NC 27514-2310
                                 (919) 967-7221